Lord Abbett California Tax Free Fund

Supplement dated May 2, 2014 to the

Summary Prospectus dated February 1, 2014

The following replaces the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006

Please retain this document for your future reference.